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Deal Name:      WMLT 2005-WMC1

                         #Of                         Avg        % of the
                        Laons      Balance          balan         pool     Seasoning     WAC      WARM     FICO     OLTV       CLTV
   Aggregated pool      3,656    707,104,168      193,409.24                    1         7.1      340      649     73.83     82.070
2nd lien                1,159     73,027,011       63,008.64       10.33%       1       10.05      179      666     19.71     99.450
IO loans only             529    165,338,919      312,549.94       23.38%       1        6.31      359      672     80.79     80.790

rates:
9.5-10                    315     19,512,468       61,944.34        2.76%       1         9.9      195      657      25.7     98.090
10.01-10.5                182     11,686,751       64,212.92        1.65%       1       10.38      185      650     21.35     98.680
10.51-11                  199     13,123,054       65,945.00        1.86%       1       10.86      181      639     20.49     99.010
11.01-12                  129      6,596,515       51,135.78        0.93%       1       11.56      179      635     19.37     98.750
12.01-13                   23      1,369,548       59,545.55        0.19%       1       12.47      181      611     19.75     99.410
gt 13%                                            #DIV/0!           0.00%

FICO---
<500                        2        161,679       80,839.31        0.02%       1        8.85      359      500        80     80.000
501-525                    76     16,082,464      211,611.37        2.27%       1        8.23      359      512      75.1     75.100
526-550                    62     12,019,736      193,866.72        1.70%       1        7.97      358      538     74.71     74.710
551-575                   134     28,920,134      215,821.90        4.09%       1        7.51      359      565     79.87     79.870
576-600                   381     63,585,906      166,892.14        8.99%       1        7.16      347      590     75.07     80.380
601-625                   677    118,654,492      175,265.13       16.78%       1        7.22      340      613     73.99     81.910
626-650                   656    127,935,651      195,023.86       18.09%       1        7.06      338      638     73.65     82.450

<50,000                   524     17,588,466       33,565.77        2.49%       1        9.98      191      653      23.2     97.050
50,000-75,000             398     24,925,296       62,626.37        3.52%       1        9.50      220      653     34.07     95.040
75,000-100,000          2,360    474,140,496      200,906.99       67.05%       1        7.06      344      645     74.82     81.160
400,000-500,000           227    101,325,109      446,366.12       14.33%       1        6.63      359      657     81.54     81.540
500,001-600,000            93     51,162,038      550,129.44        7.24%       1        6.56      359      661     81.25     81.250
>600,000                   54     37,962,764      703,014.15        5.37%       1         6.6      359      669      80.4     80.400

LTV
80-85                     157     39,686,759      252,781.90        5.61%       1        6.91      358      621     84.19     84.190
85.01-90                  225     58,834,784      261,487.93        8.32%       1           7      358      642     89.55     89.550
90.01-95                  136     34,922,824      256,785.47        4.94%       1        7.45      359      632     94.44     94.440
95.01-100                  10      1,632,792      163,279.21        0.23%       2         7.5      358      656     98.97     98.970

CLTV
80-85                     159     39,901,670      250,953.90        5.64%       1        6.92      357      622     83.81     84.190
85.01-90                  245     59,697,218      243,662.11        8.44%       1        7.05      356      642      88.4     89.550
90.01-95                  207     39,452,729      190,592.89        5.58%       1        7.78      338      634     85.44     94.480
95.01-100               1,075     68,926,452       64,117.63        9.75%       1        9.97      183      666     21.99     99.950

Loaded CLTV
80-85                     157     40,863,765      260,278.76        5.78%       1         6.9      357      624     83.17     83.550
85.01-90                  267     68,053,158      254,880.74        9.62%       1        6.99      356      646     87.28     88.300
90.01-95                  298     66,171,978      222,053.62        9.36%       1        7.35      347      641      83.1     88.500
95.01-100               2,369    391,766,767      165,372.21       55.40%       1        7.18      328      666     69.71     83.430

Stated doc               1770    353,642,333      199,797.93       50.01%       1        7.31      336      662      71.5     81.540
NO DOC
Limited Doc               539    124,130,427      230,297.64       17.55%       1        6.79      343      645     75.46     82.310
                                                  #DIV/0!           0.00%

2nd home                  122     20,279,868      166,228.42        2.87%       1        7.22      338      693      75.5     84.790
investment property        90     17,931,262      199,236.25        2.54%       1        7.54      357      668     80.05     80.850
cash out loans           1211    277,551,602      229,192.07       39.25%       1        6.92      351      627     76.66     79.680
condo                     391     64,019,667      163,733.16        9.05%       1        7.06      336      662     73.21     83.130
2-4 family                175     45,913,333      262,361.90        6.49%       1        7.09      343      674     74.46     81.280

fixed rate               1413    124,357,405       88,009.49       17.59%       1        8.73      251      660     43.46     90.280
arm                      2243    582,746,763                                    1        6.75      359      647     80.31     80.310

CA                       1269    331,872,804                                    1        6.91      340      656     73.17     81.350
NY                        166     37,859,200      228,067.47        5.35%       1        6.91      341      647     74.42     82.240
MI, LA, AL                 67      5,672,303       84,661.24        0.80%       1        7.56      340      625     76.66     83.760
GA                         45      4,748,028      105,511.74        0.67%       1        7.44      339      642     74.44     83.400

DTI                      3460    666,653,741      192,674.49       94.28%       1         7.1      339      650     73.61     82.020
DTI > 50                  196     40,450,427      206,379.73        5.72%       1        7.05      347      637     77.48     82.800

Silent 2nds               286     69,039,326      241,396.25        9.76%       1        6.36      359      661     79.92     79.920

                                                                     % of
                                                                    (single
                         Loaded              % Of       % of        family      % of      % of
                          CLTV       DTI   Full Doc   Primary       and PUD)   cashout  2nd lien    IO %
   Aggregated pool       91.980     41.00    32.43       94.6        83.78      39.25    10.33     23.38
2nd lien                 99.450     41.41    24.39      96.51        83.38      14.49      100       0
IO loans only            91.980     39.61    39.24      97.93        87.15       36.9        0      100

rates:
9.5-10                   98.090     41.42    27.37       93.3        79.66      21.03    90.89       0
10.01-10.5               98.680     41.81    23.44      98.13        87.16      16.75    96.83       0
10.51-11                 99.010     41.99    19.03      98.35        79.65      18.22    98.83       0
11.01-12                 98.750     42.49     20.6      98.59        85.65      10.97    99.51       0
12.01-13                 99.410     43.11    13.25        100        92.16       5.82      100       0
gt 13%

FICO---
<500                     80.000     39.80      100        100          100      44.97        0       0
501-525                  75.160     39.70     51.1      97.47        90.71      87.03        0       0
526-550                  74.740     41.04    55.77      95.61        89.31      85.61        0     3.24
551-575                  80.250     41.79    44.25      98.17        91.23      75.94        0     2.05
576-600                  87.270     40.77    56.66      97.54         87.8      54.72     6.64     10.52
601-625                  91.200     41.52    36.97      96.59        89.06      44.73     9.95     14.45
626-650                  93.210     40.86    36.56      96.22        80.94      39.06    11.04     22.85

<50,000                  97.690     39.70    43.05      94.24        84.03      16.26    92.41       0
50,000-75,000            97.570     41.19    32.69      93.13        81.28      20.14    76.25     0.78
75,000-100,000           91.590     40.96    34.89      94.25        84.03      40.35     7.97     20.81
400,000-500,000          91.780     41.43    24.22       96.4        81.44      40.87        0     37.48
500,001-600,000          91.980     40.73    23.19      96.76        83.68      40.28        0     33.41
>600,000                 91.120     41.16    30.99      92.38        88.52      42.99        0     30.06

LTV
80-85                    84.710     40.38    46.99      95.61        84.95      80.18        0     21.33
85.01-90                 89.600     40.03    42.84      86.13        86.37      60.26        0     22.62
90.01-95                 94.440     41.95    55.17      89.14        78.41      57.52        0     20.42
95.01-100                98.970     43.77    63.94        100        75.35      48.26        0       0

CLTV
80-85                    84.710     40.41    47.02      95.64        85.03      80.29     0.54     21.21
85.01-90                 89.600     40.02    42.34      86.21         86.4       59.7     1.44     22.29
90.01-95                 94.480     41.83    51.44      89.93        78.68      54.72    11.48     18.07
95.01-100                99.950     41.50    25.59      96.67         83.4      13.73    97.63       0

Loaded CLTV
80-85                    84.270     41.21     47.5      96.96        86.46         83     0.53     20.71
85.01-90                 89.580     39.94    38.92      87.03        85.48      56.53     1.27     22.44
90.01-95                 94.620     41.46    41.04      93.58        78.01      49.51     6.85     19.84
95.01-100                99.960     41.36     28.8      96.71        84.09      15.62    17.18     27.4

Stated doc               92.200     41.27        0      94.34         82.7      31.14     12.6     17.21
NO DOC
Limited Doc              92.100     39.07        0       95.3         84.3      42.83      8.6     31.89


2nd home                 95.440     40.09    27.39          0        75.79       8.76    11.62     16.06
investment property      81.150     41.03    37.98          0        74.09      34.13     1.05     0.95
cash out loans           84.250     40.87    41.17      97.15         85.4        100     3.81     21.98
condo                    94.880     41.86    32.05      91.41            0      28.15    12.42     28.42
2-4 family               89.020     41.97    22.89      91.22            0      41.54      8.6     5.78

fixed rate               92.900     41.13    31.51      96.44         84.7      34.97    58.72       0
arm                      91.780     40.97    32.63       94.2        83.58      40.17        0     28.37

CA                       91.060     41.22    24.53      95.88        83.93      39.73    10.26     31.49
NY                       91.190     42.13    42.39      98.29        73.58      42.28     9.78     19.57
MI, LA, AL               93.060     37.67    59.49      95.07        91.89      46.77     8.91       0
GA                       95.510     40.42    45.04      75.72        81.31      14.99     11.2     19.47

DTI                      92.100     40.24    31.05      94.93        84.22      38.37    10.55     24.29
DTI > 50                 90.020     53.43    55.25      89.03        76.41      53.72     6.72     8.41

Silent 2nds              98.970     40.44    51.68       97.7        85.66      33.89        0     43.94

------------------------------------
           Doc Stat = full
------------------------------------
     Occ Stat = owner occupied
------------------------------------------------------------------------------------------------------------
Loaded CLTV                 < 70          >= 70 / < 80      >= 80 / < 90      >= 90 / < 100        >= 100
------------------------------------------------------------------------------------------------------------
< 550                              0               100                 0                 0                0
------------------------------------------------------------------------------------------------------------
>= 550 / < 570
------------------------------------------------------------------------------------------------------------
>= 570 / < 590                  9.95              7.52             31.64             50.89            13.57
------------------------------------------------------------------------------------------------------------
>= 590 / < 610                   6.6             12.14              15.6             65.65            47.69
------------------------------------------------------------------------------------------------------------
>= 610 / < 630                  5.58                17             16.37             61.04            41.71
------------------------------------------------------------------------------------------------------------
>= 630 / < 650                  1.62              2.79             13.14             82.44            66.21
------------------------------------------------------------------------------------------------------------
>= 650 / < 670                     0              7.69             10.85             81.46            55.63
------------------------------------------------------------------------------------------------------------
>= 670 / < 690                     0                 0             20.03             79.97            61.75
------------------------------------------------------------------------------------------------------------
>= 690 / < 710                     0                 0             14.33             85.67            69.03
------------------------------------------------------------------------------------------------------------
>= 710 / < 730                     0                 0             23.73             76.27            64.98
------------------------------------------------------------------------------------------------------------
>= 730                             0                 0             18.96             81.04            69.39
------------------------------------------------------------------------------------------------------------

------------------------------------
          Doc Stat = full
------------------------------------
   Occ Stat = not owner occupied
------------------------------------------------------------------------------------------------------------
Loaded CLTV                   < 70          >= 70 / < 80      >= 80 / < 90      >= 90 / < 100        >= 100
------------------------------------------------------------------------------------------------------------
< 550
------------------------------------------------------------------------------------------------------------
>= 550 / < 570
------------------------------------------------------------------------------------------------------------
>= 570 / < 590
------------------------------------------------------------------------------------------------------------
>= 590 / < 610
------------------------------------------------------------------------------------------------------------
>= 610 / < 630                     0                 0                 0               100                0
------------------------------------------------------------------------------------------------------------
>= 630 / < 650                     0                 0                 0               100                0
------------------------------------------------------------------------------------------------------------
>= 650 / < 670
------------------------------------------------------------------------------------------------------------
>= 670 / < 690                     0                 0                 0               100              100
------------------------------------------------------------------------------------------------------------
>= 690 / < 710                     0                 0                 0               100            72.87
------------------------------------------------------------------------------------------------------------
>= 710 / < 730
------------------------------------------------------------------------------------------------------------
>= 730
------------------------------------------------------------------------------------------------------------

------------------------------------
        Doc Stat = not full
------------------------------------
     Occ Stat = owner occupied
------------------------------------------------------------------------------------------------------------
Loaded CLTV                 < 70          >= 70 / < 80      >= 80 / < 90      >= 90 / < 100        >= 100
------------------------------------------------------------------------------------------------------------
< 550
------------------------------------------------------------------------------------------------------------
>= 550 / < 570
------------------------------------------------------------------------------------------------------------
>= 570 / < 590                  40.1             25.42                 0             34.48            19.34
------------------------------------------------------------------------------------------------------------
>= 590 / < 610                  9.71                 0             10.14             80.16            46.28
------------------------------------------------------------------------------------------------------------
>= 610 / < 630                     0              4.35             12.73             82.92            68.42
------------------------------------------------------------------------------------------------------------
>= 630 / < 650                     0              4.37              8.83              86.8            84.63
------------------------------------------------------------------------------------------------------------
>= 650 / < 670                   5.6              4.54              8.23             81.63            71.82
------------------------------------------------------------------------------------------------------------
>= 670 / < 690                  1.33              1.06             23.32             74.29            61.13
------------------------------------------------------------------------------------------------------------
>= 690 / < 710                     0              2.49              10.7             86.81            77.18
------------------------------------------------------------------------------------------------------------
>= 710 / < 730                  3.85                 0              9.53             86.62             78.7
------------------------------------------------------------------------------------------------------------
>= 730                          2.42              3.05             12.24             82.29             67.4
------------------------------------------------------------------------------------------------------------

------------------------------------
        Doc Stat = not full
------------------------------------
   Occ Stat = not owner occupied
------------------------------------------------------------------------------------------------------------
Loaded CLTV                  < 70          >= 70 / < 80      >= 80 / < 90      >= 90 / < 100        >= 100
------------------------------------------------------------------------------------------------------------
< 550
------------------------------------------------------------------------------------------------------------
>= 550 / < 570
------------------------------------------------------------------------------------------------------------
>= 570 / < 590
------------------------------------------------------------------------------------------------------------
>= 590 / < 610                   100                 0                 0                 0                0
------------------------------------------------------------------------------------------------------------
>= 610 / < 630                     0                 0               100                 0                0
------------------------------------------------------------------------------------------------------------
>= 630 / < 650
------------------------------------------------------------------------------------------------------------
>= 650 / < 670
------------------------------------------------------------------------------------------------------------
>= 670 / < 690                     0                 0                 0               100                0
------------------------------------------------------------------------------------------------------------
>= 690 / < 710                     0                 0                 0               100                0
------------------------------------------------------------------------------------------------------------
>= 710 / < 730                     0                 0             52.23             47.77            47.77
------------------------------------------------------------------------------------------------------------
>= 730                             0                 0                 0               100              100
------------------------------------------------------------------------------------------------------------

------------------------------------
         Doc Stat = full
------------------------------------
     Occ Stat = owner occupied
------------------------------------------------------------------------------------------------------------
Loaded CLTV                 < 70          >= 70 / < 80      >= 80 / < 90      >= 90 / < 100        >= 100
------------------------------------------------------------------------------------------------------------
< 550                          16.54             35.39              43.8              4.27                0
------------------------------------------------------------------------------------------------------------
>= 550 / < 570                   4.4             11.22             33.41             50.97             0.87
------------------------------------------------------------------------------------------------------------
>= 570 / < 590                 10.44              8.16             17.13             64.27            44.48
------------------------------------------------------------------------------------------------------------
>= 590 / < 610                  2.99              4.37              13.5             79.13            58.12
------------------------------------------------------------------------------------------------------------
>= 610 / < 630                  4.56              7.53             11.88             76.02            57.73
------------------------------------------------------------------------------------------------------------
>= 630 / < 650                   4.5               7.4             10.12             77.99             54.9
------------------------------------------------------------------------------------------------------------
>= 650 / < 670                  1.58              8.72             14.21             75.49            55.46
------------------------------------------------------------------------------------------------------------
>= 670 / < 690                  5.95              7.25              8.62             78.18            46.31
------------------------------------------------------------------------------------------------------------
>= 690 / < 710                     0                 0             13.24             86.76            83.88
------------------------------------------------------------------------------------------------------------
>= 710 / < 730                   5.7                 0              8.63             85.68            71.54
------------------------------------------------------------------------------------------------------------
>= 730                          5.09                 0             21.56             73.35            59.59
------------------------------------------------------------------------------------------------------------

------------------------------------
          Doc Stat = full
------------------------------------
   Occ Stat = not owner occupied
------------------------------------------------------------------------------------------------------------
Loaded CLTV                 < 70          >= 70 / < 80      >= 80 / < 90      >= 90 / < 100        >= 100
------------------------------------------------------------------------------------------------------------
< 550                          32.47             42.47             25.06                 0                0
------------------------------------------------------------------------------------------------------------
>= 550 / < 570                     0               100                 0                 0                0
------------------------------------------------------------------------------------------------------------
>= 570 / < 590                     0                 0               100                 0                0
------------------------------------------------------------------------------------------------------------
>= 590 / < 610                  7.11                 0             27.08             65.81                0
------------------------------------------------------------------------------------------------------------
>= 610 / < 630                     0                 0             19.45             80.55                0
------------------------------------------------------------------------------------------------------------
>= 630 / < 650                 44.53                 0             22.21             33.26                0
------------------------------------------------------------------------------------------------------------
>= 650 / < 670                     0                 0             36.45             63.55                0
------------------------------------------------------------------------------------------------------------
>= 670 / < 690                     0                 0             53.21             46.79                0
------------------------------------------------------------------------------------------------------------
>= 690 / < 710                     0                 0              5.98             94.02            29.75
------------------------------------------------------------------------------------------------------------
>= 710 / < 730                     0                 0             38.97             61.03            22.49
------------------------------------------------------------------------------------------------------------
>= 730                             0                 0             30.67             69.33            23.17
------------------------------------------------------------------------------------------------------------

------------------------------------
        Doc Stat = not full
------------------------------------
     Occ Stat = owner occupied
------------------------------------------------------------------------------------------------------------
Loaded CLTV                 < 70          >= 70 / < 80      >= 80 / < 90      >= 90 / < 100        >= 100
------------------------------------------------------------------------------------------------------------
< 550                          32.73             32.95             24.06             10.26                0
------------------------------------------------------------------------------------------------------------
>= 550 / < 570                 23.97             36.11             23.95             15.96                0
------------------------------------------------------------------------------------------------------------
>= 570 / < 590                 17.15             25.25             25.84             31.76             7.72
------------------------------------------------------------------------------------------------------------
>= 590 / < 610                 10.34             11.86             16.28             61.52             40.3
------------------------------------------------------------------------------------------------------------
>= 610 / < 630                  8.65              6.98             13.68             70.69            47.55
------------------------------------------------------------------------------------------------------------
>= 630 / < 650                  3.58              8.22             11.39             76.81            54.14
------------------------------------------------------------------------------------------------------------
>= 650 / < 670                  1.85              2.38             10.02             85.75             72.1
------------------------------------------------------------------------------------------------------------
>= 670 / < 690                  2.58              5.28              7.28             84.85            75.05
------------------------------------------------------------------------------------------------------------
>= 690 / < 710                  1.08              7.38              5.62             85.91            74.33
------------------------------------------------------------------------------------------------------------
>= 710 / < 730                  1.32              1.42              9.16              88.1            82.96
------------------------------------------------------------------------------------------------------------
>= 730                          5.35              0.91              6.36             87.38            67.11
------------------------------------------------------------------------------------------------------------

------------------------------------
        Doc Stat = not full
------------------------------------
   Occ Stat = not owner occupied
------------------------------------------------------------------------------------------------------------
Loaded CLTV                 < 70          >= 70 / < 80      >= 80 / < 90      >= 90 / < 100        >= 100
------------------------------------------------------------------------------------------------------------
< 550                            100                 0                 0                 0                0
------------------------------------------------------------------------------------------------------------
>= 550 / < 570                     0                 0                 0               100                0
------------------------------------------------------------------------------------------------------------
>= 570 / < 590                  75.2                 0              24.8                 0                0
------------------------------------------------------------------------------------------------------------
>= 590 / < 610                 58.12                 0             31.46             10.42                0
------------------------------------------------------------------------------------------------------------
>= 610 / < 630                 37.08              8.75             33.46             20.71            20.71
------------------------------------------------------------------------------------------------------------
>= 630 / < 650                  2.45             31.13              19.9             46.51             23.7
------------------------------------------------------------------------------------------------------------
>= 650 / < 670                     0             33.64             24.61             41.75              1.6
------------------------------------------------------------------------------------------------------------
>= 670 / < 690                     0                 3             25.36             71.64            35.29
------------------------------------------------------------------------------------------------------------
>= 690 / < 710                     0                 0               7.9              92.1            68.61
------------------------------------------------------------------------------------------------------------
>= 710 / < 730                     0                 0             20.59             79.41            61.64
------------------------------------------------------------------------------------------------------------
>= 730                           1.8              3.33             10.95             83.92            72.45
------------------------------------------------------------------------------------------------------------